                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


   Date of Report (date of earliest event Reported)     October 24, 1999
                                                        ----------------
                              COLUMBIA ENERGY GROUP
             (Exact name of registrant as specified in its charter)

            Delaware                    1-1098                 13--1594808
  ----------------------------       ------------          -------------------
  (State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)           Identification No.)

                13880 Dulles Corner Lane, Herndon, VA 20171-4600
                ------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (703) 561-6000
                                                         ----------------

Item 5.           Other Events

            Information contained in a News Release dated October 24, 1999 is incorporated herein by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Columbia Energy Group
                                          ---------------------
                                               (Registrant)

                                          By     /s/J. W. Grossman
                                             --------------------------------
                                                Vice President & Controller

Date: October 26, 1999